                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                    001-31929           13-3741177
(State or other             (Commission         (IRS Employer
jurisdiction of             File Number)        Identification
incorporation or                                Number)
organization)

            270 Park Avenue, New York, New York                         10013
           (Address of principal executive offices)                   (Zip Code)
           ---------------------------------------------------------------------
            Registrant's telephone number including area code (212) 834-6000.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     []   Written communications pursuant to Rule 425 under the Securities Act
          (17CFR 230.425)

     []   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17CFR 240.14a-12)

     []   Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17CFR 240.14d-2(b))

     []   Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-5.

      Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission
      (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The
      Commission also maintains a site on the World Wide Web at
      "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and
      Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's Report with respect to the February 15, 2005
               Distribution Date for the Select Notes Trust LT 2003-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                By:  /s/ Chadwick S. Parson
                                     Name:  Chadwick S. Parson
                                     Title: Authorized Signatory

February 28, 2005

                                 EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the February 15, 2005             5
         Distribution Date for the Select Notes Trust LT 2003-5

                                 Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-5
Long Term Certificates  Series 2003-5
*CUSIP:   81619PAE7

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT
2003-5 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after January 18, 2005 to and including the February 15,
2005 (the "Interest Period") in respect of the February 15, 2005 Interest
Distribution Date (the "Interest Distribution Date") as follows:

1.   The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

                                  $ 416,250.00

     a.   Per certificate held amount of interest income to be included in Form
          1099 for the year ending December 31, 2004 is set forth below.

                                  $ 11.508156

2.   The total of all interest distributed to Certificate holders during the
     Interest Period is set forth below.

                                   $177,082.29

3.   The amount of advances made to the Trustee on the Interest Distribution
     Date is

                                     $ 0.00

4.   The total amount of advances repaid to the Advancing Party during the
     Interest Period is

                                   $239,167.00

5.   The net total of repayments made during the Interest Period is

                                  $239,167.00

     a.   The net amount owed by the Trust to the Advancing Party as of the close of business on the Distribution Date is set forth below.

                                  $ 367,809.00

6.   The total amount of interest expense paid to the Advancing Party on the
     Interest Distribution Date is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such
     Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

                                     $ 0.00

     a.   Per certificate held amount of interest expense to be included in Form
          1099 for the year ending December 31, 2004 is set forth below.

                                     $ 0.00

7.   At the close of business on the Interest Distribution Date, there were
     36,170 Certificates outstanding.

     8.   Payments made on Underlying Securities during the Interest period are as set forth below.

Payment Date  Description of Underlying Security            Principal  Interest

02/15/05      GE Global Insurance Holding Corporation 7.00%   $0.00  $105,000.00
              Notes due February 15, 2026.

01/18/05      DaimlerChrysler North America Holding           $0.00  $127,500.00
              Corporation 8.50% Notes due January 18, 2031.

02/15/05      The Boeing Company 6.125% Notes due February    $0.00  $ 91,875.00
              15, 2033.

02/15/05      The Goldman Sachs Group, Inc. 6.125% due        $0.00  $ 91,875.00
              February 15, 2033.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.